UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2023 (May 18, 2023)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.000% Notes due 2023	OTIS/23	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Otis Worldwide Corporation (“Otis” or "Company") held its 2023 Annual Meeting of Shareholders on May 18, 2023. As of March 20, 2023, the record date for the meeting, 413,242,757 shares of Otis common stock were issued and outstanding. A quorum of 365,284,291 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2023, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2024 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey H. Black	336,952,500	1,665,914	263,477	26,402,400
Nelda J. Connors	335,424,247	3,201,086	256,558	26,402,400
Kathy Hopinkah Hannan	328,953,732	9,673,661	254,498	26,402,400
Shailesh G. Jejurikar	330,725,864	7,890,016	266,011	26,402,400
Christopher J. Kearney	336,152,727	2,465,842	263,322	26,402,400
Judith F. Marks	319,242,998	16,048,113	3,590,780	26,402,400
Harold W. McGraw III	335,546,193	3,068,929	266,769	26,402,400
Margaret M. V. Preston	332,466,216	6,158,948	256,727	26,402,400
Shelley Stewart, Jr.	336,918,259	1,706,091	257,541	26,402,400
John H. Walker	336,106,113	2,503,589	272,189	26,402,400

2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
293,808,739	43,745,146	1,328,006	26,402,400

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2023 until the next annual meeting in 2024. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
363,036,184	1,222,103	1,026,004

4)    A proposal for an Independent Board Chairman, if properly presented. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,695,929	206,510,599	675,363	26,402,400

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 22, 2023	By:	/s/ TOBY SMITH
Toby Smith
Vice President, Corporate Secretary